SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                   July 12, 2005


                          THE PROCTER & GAMBLE COMPANY
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             (Exact name of registrant as specified in its charter)


    Ohio                          1-434                       31-0411980
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(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                Number)


One Procter & Gamble Plaza, Cincinnati, Ohio                    45202
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code   (513) 983-1100
                                                     --------------

[X] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 7.01.  REGULATION FD DISCLOSURE

     On July 12, 2005, The Procter & Gamble Company (the "Company") issued a news release announcing that the Company's shareholders had approved the planned merger with The Gillette Company. Details of the approval and the merger are set forth in Exhibit 99, which is incorporated by reference.

     In a separate action, the Company also announced that its Board of Directors declared a quarterly dividend of $0.28 per share on its Common Stock and on the Series A and Series B ESOP Convertible Class A Preferred Stock of the Company, payable on or after Aug. 15, 2005 to shareholders of record at the close of business on July 22, 2005.

     The Company is furnishing this 8-K pursuant to Item 7.01, "Regulation FD Disclosure."

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE PROCTER & GAMBLE COMPANY

                                       /S/ STEVEN W. JEMISON
                                       -------------------------------------
                                       Steven W. Jemison, Secretary and
                                       Associate General Counsel
                                       July 12, 2005



                                    EXHIBITS

99.  News Release by The Procter & Gamble Company dated July 12, 2005.